Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2013					2012					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
	.
Sales	$10,671	$11,010	$11,032	$11,319	$44,033	$11,731	$12,311	$11,488	$11,738	$47,267	-4%	-7%

Costs, Expenses and Other
Materials and production	3,959	4,284	4,104	4,607	16,954	4,037	4,112	4,137	4,160	16,446	11%	3%
Marketing and administrative	2,987	3,140	2,803	2,982	11,911	3,074	3,249	3,063	3,390	12,776	-12%	-7%
Research and development	1,907	2,101	1,660	1,836	7,503	1,862	2,165	1,918	2,224	8,168	-17%	-8%
Restructuring costs	119	155	870	565	1,709	219	144	110	191	664	*	*
Equity income from affiliates	(133)	(116)	(102)	(53)	(404)	(110)	(142)	(158)	(231)	(642)	-77%	-37%
Other (income) expense, net	282	201	172	157	815	142	103	200	669	1,116	-77%	-27%
Income Before Taxes	1,550	1,245	1,525	1,225	5,545	2,507	2,680	2,218	1,335	8,739	-8%	-37%
Income Tax (Benefit) Provision	(66)	310	375	410	1,028	740	860	455	385	2,440
Net Income	1,616	935	1,150	815	4,517	1,767	1,820	1,763	950	6,299	-14%	-28%
Less: Net Income Attributable to Noncontrolling Interests	23	29	26	34	113	29	27	34	42	131
Net Income Attributable to Merck & Co., Inc.	$1,593	$906	$1,124	$781	$4,404	$1,738	$1,793	$1,729	$908	$6,168	-14%	-29%
Earnings per Common Share Assuming Dilution	$0.52	$0.30	$0.38	$0.26	$1.47	$0.56	$0.58	$0.56	$0.30	$2.00	-13%	-27%

Average Shares Outstanding Assuming Dilution	3,053	3,010	2,960	2,959	2,996	3,074	3,072	3,079	3,074	3,076
Tax Rate	-4.3%	24.9%	24.6%	33.5%	18.5%	29.5%	32.1%	20.5%	28.8%	27.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FOURTH QUARTER 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$11,738						$11,738
Costs, Expenses and Other
Materials and production	4,160	1,185	40		1,225		2,935
Marketing and administrative	3,390	89	20		109		3,281
Research and development	2,224	24	3		27		2,197
Restructuring costs	191		191		191		—
Equity income from affiliates	(231)				—		(231)
Other (income) expense, net	669			493	493		176
Income Before Taxes	1,335	(1,298)	(254)	(493)	(2,045)		3,380
Taxes on Income	385				(413	)(4)	798
Net Income	950				(1,632)		2,582
Less: Net Income Attributable to Noncontrolling Interests	42				—		42
Net Income Attributable to Merck & Co., Inc.	$908				$(1,632)		$2,540
Earnings per Common Share Assuming Dilution	$0.30						$0.83
Average Shares Outstanding Assuming Dilution	3,074						3,074
Tax Rate	28.8%						23.6%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents a net charge related to the settlement of certain shareholder litigation.

(4) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FULL YEAR 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$47,267						$47,267
Costs, Expenses and Other
Materials and production	16,446	4,872	188		5,060		11,386
Marketing and administrative	12,776	272	90		362		12,414
Research and development	8,168	200	57		257		7,911
Restructuring costs	664		664		664		—
Equity income from affiliates	(642)				—		(642)
Other (income) expense, net	1,116			493	493		623
Income Before Taxes	8,739	(5,344)	(999)	(493)	(6,836)		15,575
Taxes on Income	2,440				(1,261	)(4)	3,701
Net Income	6,299				(5,575)		11,874
Less: Net Income Attributable to Noncontrolling Interests	131				—		131
Net Income Attributable to Merck & Co., Inc.	$6,168				$(5,575)		$11,743
Earnings per Common Share Assuming Dilution	$2.00						$3.82
Average Shares Outstanding Assuming Dilution	3,076						3,076
Tax Rate	27.9%						23.8%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)  Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents a net charge related to the settlement of certain shareholder litigation.

(4) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2013

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	4Q13	4Q12	% Change	4Q13	4Q12	% Change	4Q13	4Q12	% Change

TOTAL SALES (1)	$11,319	$11,738	-4	$4,519	$4,716	-4	$6,800	$7,022	-3

PHARMACEUTICAL	9,760	10,085	-3	3,761	3,915	-4	5,999	6,170	-3

Primary Care and Women’s Health
Cardiovascular
Zetia	716	676	6	400	345	16	317	331	-4
Vytorin	436	435		182	186	-2	253	249	2

Diabetes & Obesity
Januvia	1,121	1,134	-1	552	565	-2	569	568
Janumet	503	452	11	228	237	-4	275	215	28

Respiratory
Nasonex	327	308	6	174	138	26	153	169	-10
Singulair	298	480	-38	16	25	-35	282	456	-38
Dulera	95	67	42	91	64	40	5	2	98
Asmanex	51	44	17	45	38	17	6	5	14

Women’s Health & Endocrine
NuvaRing	193	164	17	123	99	24	70	66	7
Fosamax	139	154	-10	4	6	-29	135	148	-9
Implanon	120	94	28	62	35	78	59	59	-1
Follistim AQ	101	116	-13	23	42	-45	78	75	4
Cerazette	50	68	-28				50	68	-28

Other
Arcoxia	131	115	13				131	115	13
Avelox	37	55	-32	35	52	-32	2	3	-34

Hospital and Specialty
Immunology
Remicade	620	549	13				620	549	13
Simponi	146	95	53				146	95	53

Infectious Disease
Isentress	442	381	16	249	214	16	192	167	15
Cancidas	183	145	26	9	9	-4	175	136	28
Invanz	128	116	10	66	61	8	62	55	12
PegIntron	124	143	-13	11	8	32	113	134	-16
Noxafil	98	68	44	43	20	*	55	47	15
Victrelis	81	115	-29	25	52	-53	57	63	-10

Oncology
Emend	134	131	2	80	74	7	54	57	-6
Temodar	111	229	-51	17	101	-83	95	128	-26

Other
Cosopt / Trusopt	103	113	-9	3	3	-10	100	110	-9
Bridion	82	75	10				82	75	10
Integrilin	46	51	-9	42	46	-9	4	5	-13

Diversified Brands
Cozaar / Hyzaar	246	315	-22	9	12	-28	237	303	-22
Primaxin	79	83	-5	3	4	-22	76	80	-4
Zocor	79	98	-19	7	7	-8	73	90	-20
Propecia	77	112	-31	6	29	-79	70	83	-15
Remeron	56	57	-1	3	1	*	54	56	-4
Clarinex	55	56	-1	5	4	35	50	52	-3
Claritin Rx	52	63	-16				52	63	-16
Proscar	48	56	-15	1	2	-40	47	54	-14
Maxalt	25	162	-85	1	128	-99	24	34	-30

Vaccines
Gardasil	394	442	-11	248	304	-19	146	138	6
ProQuad, M-M-R II and Varivax	273	306	-11	238	283	-16	35	22	55
Zostavax	264	225	18	210	211	-1	54	14	*
Pneumovax 23	241	208	16	176	165	7	65	43	52
RotaTeq	129	168	-23	88	136	-35	41	32	27

Other Pharmaceutical (2)	1,126	1,161	-3	286	209	37	838	952	-12

ANIMAL HEALTH	871	898	-3	198	236	-16	673	662	2

CONSUMER CARE	390	395	-1	254	250	1	137	145	-6
Claritin OTC	92	100	-8	66	68	-3	26	32	-20

Other Revenues (3)	298	360	-17	307	315	-2	(9)	45	*
Astra	193	251	-23	193	251	-23

* 100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $101 million and $69 million on a global basis for fourth quarter 2013 and 2012, respectively.

(3)  Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On October 1, 2013, the Company divested a substantial portion of its third-party manufacturing sales.   In addition, Other revenues in the fourth quarter of 2013 reflect $50 million of revenue for the out-license of a pipeline compound.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FULL YEAR 2013

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Full Year 2013	Full Year 2012	% Change	Full Year 2013	Full Year 2012	% Change	Full Year 2013	Full Year 2012	% Change

TOTAL SALES (1)	$44,033	$47,267	-7	$18,246	$20,392	-11	$25,787	$26,875	-4

PHARMACEUTICAL	37,437	40,601	-8	14,854	17,041	-13	22,582	23,560	-4

Primary Care and Women’s Health

Cardiovascular
Zetia	2,658	2,567	4	1,454	1,332	9	1,204	1,235	-3
Vytorin	1,643	1,747	-6	673	764	-12	970	983	-1

Diabetes & Obesity
Januvia	4,004	4,086	-2	2,068	2,136	-3	1,935	1,950	-1
Janumet	1,829	1,659	10	878	865	2	951	795	20

Respiratory
Nasonex	1,335	1,268	5	681	597	14	654	671	-2
Singulair	1,196	3,853	-69	61	2,152	-97	1,135	1,701	-33
Dulera	324	207	56	309	199	55	15	8	93
Asmanex	184	185	-1	162	166	-2	22	19	16

Women’s Health & Endocrine
NuvaRing	686	623	10	426	366	16	260	257	1
Fosamax	560	676	-17	20	28	-28	540	648	-17
Follistim AQ	481	468	3	181	165	9	300	303	-1
Implanon	403	348	16	205	139	48	197	209	-6
Cerazette	208	271	-23				208	271	-23

Other
Arcoxia	484	453	7				484	453	7
Avelox	140	201	-31	130	192	-32	10	9	2

Hospital and Specialty
Immunology
Remicade	2,271	2,076	9				2,271	2,076	9
Simponi	500	331	51				500	331	51

Infectious Disease
Isentress	1,643	1,515	8	882	822	7	761	692	10
Cancidas	660	619	7	31	32	-3	630	587	7
PegIntron	496	653	-24	43	87	-51	453	565	-20
Invanz	488	445	10	252	227	11	236	218	8
Victrelis	428	502	-15	158	267	-41	270	234	15
Noxafil	309	258	20	106	75	42	203	184	11

Oncology
Temodar	708	917	-23	304	423	-28	404	494	-18
Emend	507	489	4	293	276	6	214	213

Other
Cosopt / Trusopt	416	444	-6	16	14	22	400	430	-7
Bridion	288	261	10				288	261	10
Integrilin	186	211	-12	170	193	-12	17	18	-8

Diversified Brands
Cozaar / Hyzaar	1,006	1,284	-22	35	28	24	971	1,256	-23
Primaxin	335	384	-13	18	21	-13	317	363	-13
Zocor	301	383	-21	24	27	-10	276	356	-22
Propecia	283	424	-33	25	124	-80	258	300	-14
Clarinex	235	393	-40	19	126	-85	216	267	-19
Claritin Rx	204	244	-16				204	244	-16
Remeron	206	232	-11	6	5	28	200	227	-12
Proscar	183	217	-15	4	5	-8	179	212	-15
Maxalt	149	638	-77	38	491	-92	111	146	-24

Vaccines
Gardasil	1,831	1,631	12	1,295	1,113	16	536	517	4
ProQuad, M-M-R II and Varivax	1,306	1,273	3	1,172	1,164	1	134	109	23
Zostavax	758	651	16	653	607	8	105	44	*
Pneumovax 23	653	580	13	491	461	6	162	118	37
RotaTeq	636	601	6	471	453	4	166	148	12

Other Pharmaceutical (2)	4,316	4,333		1,100	899	22	3,215	3,436	-6

ANIMAL HEALTH	3,362	3,399	-1	856	879	-3	2,506	2,520	-1

CONSUMER CARE (3)	1,894	1,952	-3	1,326	1,306	2	568	646	-12
Claritin OTC	471	532	-12	410	386	6	61	147	-58

Other Revenues (4)	1,340	1,315	2	1,209	1,166	4	131	149	-12
Astra	920	915	1	920	915	1

* 100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $368 million and $319 million on a global basis for full year 2013 and 2012, respectively.

(3)  The decrease in Consumer Care sales in the full year of 2013 resulted from the ongoing termination in China of distribution arrangements and a reversal of sales previously made to those distributors, together with associated termination costs.

(4) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On October 1, 2013, the Company divested a substantial portion of its third-party manufacturing sales.   In addition, Other revenues in the full year of 2013 reflect $50 million of revenue for the out-license of a pipeline compound.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	1Q13	2Q13	3Q13	4Q13	Full Year	1Q12	2Q12	3Q12	4Q12	Full Year	% Change 4Q	% Change Full Year

TOTAL PHARMACEUTICAL	$8,891	$9,310	$9,475	$9,760	$37,437	$10,082	$10,560	$9,875	$10,085	$40,601	-3	-8

United States	3,256	3,689	4,148	3,761	14,854	4,189	4,633	4,304	3,915	17,041	-4	-13
% Pharmaceutical Sales	36.6%	39.6%	43.8%	38.5%	39.7%	41.6%	43.9%	43.6%	38.8%	42.0%

Europe (1)	2,465	2,343	2,276	2,535	9,619	2,558	2,540	2,210	2,441	9,750	4	-1
% Pharmaceutical Sales	27.7%	25.2%	24.0%	26.0%	25.7%	25.4%	24.1%	22.4%	24.2%	24.0%

Japan	1,034	948	893	1,074	3,949	1,267	1,199	1,124	1,388	4,978	-23	-21
% Pharmaceutical Sales	11.6%	10.2%	9.4%	11.0%	10.5%	12.6%	11.4%	11.4%	13.8%	12.3%

Latin America	596	676	628	667	2,567	627	668	715	742	2,752	-10	-7
% Pharmaceutical Sales	6.7%	7.3%	6.6%	6.8%	6.9%	6.2%	6.3%	7.2%	7.4%	6.8%

Asia Pacific	822	874	799	870	3,365	762	787	846	864	3,259	1	3
% Pharmaceutical Sales	9.2%	9.4%	8.4%	8.9%	9.0%	7.6%	7.4%	8.6%	8.6%	8.0%

China	271	297	242	293	1,103	221	262	262	298	1,044	-2	6

Eastern Europe/Middle East Africa	439	479	431	534	1,883	361	441	366	416	1,584	29	19
% Pharmaceutical Sales	4.9%	5.1%	4.5%	5.5%	5.0%	3.6%	4.2%	3.7%	4.1%	3.9%

Canada	245	257	253	276	1,030	264	236	257	276	1,034	0	0
% Pharmaceutical Sales	2.8%	2.8%	2.7%	2.8%	2.8%	2.6%	2.2%	2.6%	2.7%	2.5%

Other	34	45	47	43	170	53	56	52	42	203	2	-16
% Pharmaceutical Sales	0.4%	0.5%	0.5%	0.4%	0.5%	0.5%	0.5%	0.5%	0.4%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

FOURTH QUARTER 2013

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

EQUITY INCOME FROM AFFILIATES

	4Q13	4Q12	Full Year 2013	Full Year 2012
ASTRAZENECA LP	$50	$233	$352	$621
Other (1)	3	(2)	52	21
TOTAL	$53	$231	$404	$642

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

	4Q13	4Q12	Full Year 2013	Full Year 2012
GARDASIL	$70	$67	$291	$264
FLU VACCINES	69	79	162	161
OTHER VIRAL VACCINES	25	26	104	107
ZOSTAVAX	27	—	68	—
ROTATEQ	14	12	55	47
HEPATITIS VACCINES	8	7	31	31
Other Vaccines	122	122	453	474
TOTAL SANOFI PASTEUR MSD SALES	$335	$313	$1,164	$1,084

OTHER (INCOME) EXPENSE, NET

	4Q13	4Q12	Full Year 2013	Full Year 2012
INTEREST INCOME	$(75)	$(55)	$(264)	$(232)
INTEREST EXPENSE	201	190	801	714
EXCHANGE LOSSES	12	55	290	185
Other, net (1)	19	479	(12)	449
TOTAL	$157	$669	$815	$1,116

(1) Other, net for the fourth quarter and full year of 2012 includes a $493 million net charge related to the settlement of certain shareholder litigation.